Exhibit 99.1
For Immediate Release
Local.com® to Present at Upcoming Financial Conferences
IRVINE, CA, June 8, 2010 —Local.com Corporation (NASDAQ: LOCM), a leading local search site and network, today announced that Heath Clarke, the company’s chairman and chief executive officer, and Brenda Agius, the company’s chief financial officer will be presenting and discussing the company’s 2010 growth strategy and initiatives at the following upcoming financial conferences:
5th Annual Needham Internet & Digital Media Conference
Date: Tuesday, June 8th, 2010
Time: 3:20 p.m. ET (12:20 p.m. PT)
Location: The New York Palace Hotel, New York City, NY
Webcast: http://www.wsw.com/webcast/needham36/locm/
Morgan Joseph’s “2010 Best Ideas” Conference
Date: Wednesday, June 9th, 2010
Time: 1:30 p.m. ET (10:30 p.m. PT)
Location: Millennium Broadway Hotel, New York City, NY
RBC Capital Markets’ 2010 Technology, Media & Communications Conference
Date: Thursday, June 10th, 2010
Time: 9:30 a.m. ET (6:30 a.m. PT)
Location: Hilton Hotel, New York City, NY
Webcast: http://www.wsw.com/webcast/rbc121/locm
A copy of the presentation for these financial conferences will be included with a Form 8-K filed with the Securities and Exchange Commission and is available via Local.com’s Investor Relations website at: http://ir.local.com.
About Local.com®
Local.com Corporation (NASDAQ: LOCM) owns and operates a leading local search site and network in the United States. The company uses patented and proprietary technologies to provide over 20 million consumers each month with relevant search results for local businesses, products and services on Local.com and over 800 partner sites. Over 70,000 small business customers use Local.com products and services to reach consumers using a variety of subscription, performance and display advertising and website products. To advertise, or for more information visit: www.local.com.
Forward Looking Statements
All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend,’ ‘projects,’ ‘feel’ and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, increase the number of businesses that purchase our subscription advertising and other business products, expand our advertiser and distribution networks, integrate and effectively utilize our acquisitions’ technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.
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Local.com Investor Relations Contact:
Brinlea C. Johnson
The Blueshirt Group
212-551-1453
brinlea@blueshirtgroup.com
Local.com Media Relations Contact:
Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com